     MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES - BALANCED PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2008 - DECEMBER 31, 2008

                                                                          AMOUNT OF     % OF       % OF
                                            OFFERING       TOTAL            SHARES     OFFERING    FUNDS
   SECURITY      PURCHASE/    SIZE OF       PRICE OF     AMOUNT OF        PURCHASED   PURCHASED     TOTAL                  PURCHASED
   PURCHASED     TRADE DATE   OFFERING       SHARES      OFFERING          BY FUND     BY FUND     ASSETS     BROKERS         FROM
---------------- ----------- ----------- ----------- ------------------- ------------ ---------- ---------- ------------- ----------

     Tyco        07/09/08         -        $99.970     $300,000,000.00       75,000      0.02%      0.40%      Goldman,        UBS
 Electronics                                                                                                    Sachs &      Warburg
   Group SA                                                                                                   Co., Banc
 Noted 5.950%                                                                                                 of America
due 01/15/2014                                                                                                Securities
                                                                                                              LLC, Citi,
                                                                                                               Deutsche
                                                                                                                 Bank
                                                                                                             securities,
                                                                                                                Morgan
                                                                                                               Stanley,
                                                                                                                 UBS
                                                                                                              Investment
                                                                                                                Bank,
                                                                                                               Barclays
                                                                                                               Capital,
                                                                                                                 BNP
                                                                                                               PARIBAS,
                                                                                                              JPMorgan,
                                                                                                                Lehman
                                                                                                               Brothers

 Walgreen Co.    07/14/08         -        $99.610    $1,300,000,000.00      20,000      0.00%      0.11%      Banc of     JPMorgan
 Noted 4.875%                                                                                                  America    Securities
due 08/01/2013                                                                                               Securities
                                                                                                                LLC,
                                                                                                              JPMorgan,
                                                                                                               Goldman,
                                                                                                               Sachs &
                                                                                                             Co., Morgan
                                                                                                               Stanley,
                                                                                                                Wells
                                                                                                                Fargo
                                                                                                             Securities,
                                                                                                                 Loop
                                                                                                               Capital
                                                                                                             Markets, LC

 Dupont El       07/23/08         -        $99.960    $1,250,000,000.00      20,000      0.00%      0.11%       Credit       Goldman
Nemour Note                                                                                                     Suisse,       Sachs
 6.00% due                                                                                                     Goldman,
07/15/2018                                                                                                     Sachs &
                                                                                                             Co., Morgan
                                                                                                               Stanley,
                                                                                                               Banc of
                                                                                                               America
                                                                                                              Securities
                                                                                                                 LLC,
                                                                                                              JPMorgan,
                                                                                                                 ,RBS
                                                                                                              Greenwich
                                                                                                               Capital,
                                                                                                              Citi, ING
                                                                                                              Wholesale,
                                                                                                               Deutsche
                                                                                                                 Bank
                                                                                                             Securities,
                                                                                                                HSBC,
                                                                                                              Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                                Mizuho
                                                                                                              Securities
                                                                                                              USA Inc.,
                                                                                                             Santander
                                                                                                             Investment,
                                                                                                               Scotia
                                                                                                               Capital,
                                                                                                               Standard
                                                                                                              Chartered
                                                                                                              Bank, UBS
                                                                                                              Investment
                                                                                                              Bank, The
                                                                                                               Williams
                                                                                                               Capital
                                                                                                             Group, L.P.

 Time Warner     11/13/08         -        $98.465    $1,250,000,000.00      15,000      0.00%      0.11%        Citi,     Citigroup
  Cable Inc.                                                                                                   Deutsche
 Note 8.750%                                                                                                     Bank
due 2/14/2019                                                                                                Securities,
                                                                                                                Mizuho
                                                                                                              Securities
                                                                                                              USA Inc.,
                                                                                                               Goldman,
                                                                                                               Sachs &
                                                                                                              Co., Banc
                                                                                                              of America
                                                                                                              Securities
                                                                                                              LLC, Daiwa
                                                                                                              Securities
                                                                                                               America
                                                                                                                Inc.,
                                                                                                              Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                               Barclays
                                                                                                               Capital,
                                                                                                                Fortis
                                                                                                              Securities
                                                                                                             LLC, Morgan
                                                                                                               Stanley,
                                                                                                               Wachovia
                                                                                                             Securities,
                                                                                                                 BNP
                                                                                                               PARIBAS,
                                                                                                                 RBS
                                                                                                              Greenwich
                                                                                                               Capital,
                                                                                                                 UBS
                                                                                                              Investment
                                                                                                                Bank,
                                                                                                               Utendahl
                                                                                                               Capital
                                                                                                             Group, LLC,
                                                                                                                 Loop
                                                                                                               Capital
                                                                                                             Markets, LLC

  Procter &      12/15/08         -        $99.978    $2,000,000,000.00      35,000      0.00$      0.29%       Citi,        Goldman
  Gamble Co.                                                                                                   Goldman,       Sachs
 Note 4.600%                                                                                                    Sachs &
due 01/15/2014                                                                                               Co., Morgan
                                                                                                               Stanley,
                                                                                                               Deutsche
                                                                                                                 Bank
                                                                                                             Securities,
                                                                                                               Merrill
                                                                                                               Lynch &
                                                                                                              Co., HSBC,
                                                                                                             J.P.Morgan,
                                                                                                                 RBS
                                                                                                              Greenwich
                                                                                                               Capital,
                                                                                                               Banc of
                                                                                                               America
                                                                                                              Securities
                                                                                                                 LLC,
                                                                                                              Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                               Barclays
                                                                                                               Capital,
                                                                                                                Credit
                                                                                                             Suisse, The
                                                                                                               Williams
                                                                                                               Capital
                                                                                                             Group, L.P.